Exhibit 3.55

PAGE 1
     I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CONVERSION OF A DELAWARE CORPORATION UNDER THE NAME OF “SIG HOLDING USA, INC. “ TO A DELAWARE LIMITED LIABILITY COMPANY, CHANGING ITS NAME FROM “SIG HOLDING USA, INC. “ TO “SIG HOLDING USA, LLC”, FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 2011, AT 2:01 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF CONVERSION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2011.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
0904983 8100V	AUTHENTICATION: 9247087 DATE: 12-21-11
111315281
You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:01 PM 12/20/2011
FILED 02:01 PM 12/20/2011
SRV 111315281 — 0904983 FILE
CERTIFICATE OF CONVERSION FROM A CORPORATION
TO A LIMITED LIABILITY COMPANY
OF
SIG HOLDING USA, INC.
TO
SIG HOLDING USA, LLC
     This Certificate of Conversion to Limited Liability Company, dated as of December 20, 2011, has been duly executed and is being filed by SIG Holding USA, Inc., a Delaware corporation (the “Company”), to convert the Company to a Delaware limited liability company pursuant to Section 18-214 of the Delaware Limited Liability Company Act.
     1. The Company’s name immediately prior to the filing of this Certificate of Conversion to Limited Liability Company was SIG Holding USA, Inc.
     2. The Company filed its original certificate of incorporation with the Secretary of State of the State of Delaware and was first incorporated on December 19, 1980 in the State of Delaware, and was incorporated in the State of Delaware immediately prior to the filing of this Certificate of Conversion to Limited Liability Company.
     3. The name of the Delaware limited liability company into which the Company shall be converted as set forth in its Certificate of Formation is SIG Holding USA, LLC.
     4. The conversion of the Company to the Delaware limited liability company has been approved in accordance with the provisions of Sections 141(f), 228 and 266 of the General Corporation Law of the State of Delaware.
     5. The conversion of the Company to the Delaware limited liability company shall be effective on December 31, 2011.
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     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion to Limited Liability Company as of the date first-above written.

SIG HOLDING USA, INC.

By:	/s/ Michele Needham Name: Michele Needham
Title: President

     I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF FORMATION OF “SIG HOLDING USA, LLC” FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 2011, AT 2:01 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2011.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
0904983 8100V	AUTHENTICATION: 9247087 DATE: 12-21-11
111315281
You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:01 PM 12/20/2011
FILED 02:01 PM 12/20/2011
SRV 111315281 — 0904983 FILE
CERTIFICATE OF FORMATION
OF
SIG HOLDING USA, LLC
     This Certificate of Formation of SIG HOLDING USA, LLC (the “Company”), dated on the 20th day of December, 2011, is being duly executed and filed by Helen Golding, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.).
     FIRST. The name of the limited liability company formed is SIG Holding USA, LLC.
     SECOND. The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle 19801.
     THIRD. The name and address of the registered agent for service of process on the Company in the State of Delaware are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle 19801.
     FOURTH. The formation of the limited liability company will be effective on December 31, 2011.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

By: Name:	/s/ Helen Golding Helen Golding
Authorized Person